GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS	GOODWILL AND OTHER INTANGIBLE ASSETS
The Company’s goodwill balance consists of the following:

(In thousands, USD)	Amount
December 31, 2020	$384,202
Currency translation	(787)
December 31, 2021	$383,415
Acquisition	44,859
Impairment	(58,074)
Currency translation	(494)
December 31, 2022	$369,706
The Company tests goodwill for impairment on an annual basis on October 1st and between annual tests whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.
During the fourth quarter of 2022, the Company identified circumstances subsequent to the annual goodwill test that would more likely than not reduce the fair value of the reporting unit (the entity) below its carrying value. The Company performed qualitative and quantitative goodwill impairment tests during the third and the fourth quarters of 2022. These impairment indicators included increased interest rates impacting our weighted average cost of capital, an increase in the Company's specific risk premium, an increase in debt-free net working capital needs and a sustained decline in the Company's share price from the third quarter. In addition to the market data, the valuation techniques utilized level 3 inputs such as the Company’s internal forecasts of its future results, cash flows and its weighted average cost of capital. As a result, the Company concluded that the carrying value of its reporting unit exceeded the estimated fair value of the reporting unit and recorded a goodwill impairment loss of $58.1 million, which represents the accumulated impairment loss as of December 31, 2022. The fair value of the reporting was estimated by equally weighing the results of the income approach and the market approach.
Key assumptions used in the impairment analysis included projected revenue growth rates, discount rates, and market factors such as earnings multiples from comparable publicly traded companies. The impairment loss has been recognized in our statement of operations as a goodwill impairment loss from operations for the year ended December 31, 2022. The Company did not record a goodwill impairment loss in any prior periods.
The Company’s other intangible assets consist of the following:

(In thousands, USD)	Carrying Gross Amount	Accumulated Amortization	Net Carrying Value
Customer relationships	$327,317	$(197,483)	$129,834
Technology	46,978	(42,348)	4,630
Carrier contracts	70,210	(47,483)	22,727
Trademarks	16,214	(11,060)	5,154
Internally developed computer software	72,063	(41,904)	30,159
Total as of December 31, 2022	$532,782	$(340,278)	$192,504

(In thousands, USD)	Carrying Gross Amount	Accumulated Amortization	Net Carrying Value
Customer relationships	$305,648	$(168,519)	$137,129
Technology	45,983	(37,529)	8,454
Carrier contracts	65,700	(40,488)	25,212
Trademarks	15,733	(9,221)	6,512
Internally developed computer software	59,906	(34,663)	25,243
Total as of December 31, 2021	$492,970	$(290,420)	$202,550
Amortization expense for the years ended December 31, 2022, and 2021, was $50.8 million, and $46.7 million, respectively.
The following table shows the weighted average remaining useful lives per intangible asset category as of December 31, 2022.

Years
Customer relationships	5.0
Technology	2.6
Carrier contracts	3.6
Trademarks	4.3
Internally developed computer software	4.2
The following table shows the estimated amortization expense for the next five years and thereafter as of December 31, 2022.

(In thousands, USD)	Amount
2023	$49,657
2024	45,932
2025	43,206
2026	28,607
2027	9,645
Thereafter	15,457
Total	$192,504